Exhibit 10.37


Applicant or Patentee:  Michael L. Weiner et al.            DOCKET: BTI-21
Serial or Patent No: 10,077,883
Filed or Issued: February 19, 2002
Title: "An Electromagnetic Interference Immune Tissue Invasive System"

                                ASSIGNMENT

    WHEREAS, Michael L. Weiner of Webster, NY 14580; Jeffrey L. Helfer of Webster, NY 14580; Patrick R. Connelly of Rochester, NY 14620; Stuart G. MacDonald of Pultneyville, NY 14538; and Victor Miller of Clarence, NY 14031 have invented certain new and useful improvements in "An Electromagnetic Interference Immune Tissue Invasive System," for which an application for Letters Patent of the United States was filed on February 19, 2002, and was afforded U.S.S.N. 10/077,883; and

    WHEREAS, Biophan Technologies, Inc., of West Henrietta, NY 14586 is desirous of obtaining the entire right, title and interest in, to and under the said improvements and the said application;

    NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the said

          Michael L. Weiner, Jeffrey L. Helfer,  Patrick R. Connelly,
                  Stuart G. MacDonald, and Victor Miller

have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said

                       Biophan Technologies, Inc.,

its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said improvements, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                              _________________________
                                              Michael L. Weiner
STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Michael L. Weiner, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                              ____________________________
                                              Notary Public


IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                              _________________________
                                              Jeffrey L. Helfer
STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Jeffrey L. Helfer, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                              ____________________________
                                              Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                              _________________________
                                              Patrick R. Connelly
STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Patrick R. Connelly, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                              _________________________
                                              Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                              _________________________
                                              Stuart G. MacDonald

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Stuart G. MacDonald, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                              ____________________________
                                              Notary Public




IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.

                                              _________________________
                                              Victor Miller
STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Victor Miller, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                              ____________________________
                                              Notary Public

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